UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011
United Fire & Casualty Company
(Exact name of registrant as specified in its charter)

Iowa	001-34257	42-0644327

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52407

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (319) 399-5700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) amends a Current Report on Form 8-K filed by United Fire & Casualty Company on Form 8-K on March 28, 2011 (the “Original Filing”), in which United Fire & Casualty Company announced the completion of the acquisition of Mercer Insurance Group, Inc. pursuant to an Agreement and Plan of Merger dated November 30, 2010. This Amendment is filed to provide the financial statements of the Mercer Insurance Group business acquired as required under Item 9.01(a) of Form 8-K and the pro forma financial statements required under Item 9.01(b) of Form 8-K. These financial statements were originally required to be filed within 71 days of the Original Filing. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial statements required by Item 9.01(a) of Form 8-K are filed with this Amendment as Exhibit 99.2.
(b) Pro Forma Financial Information.
The pro forma financial statements required by Item 9.01(b) of Form 8-K are filed with this Amendment as Exhibit 99.3.
(c) None.
(d) Exhibits.

Exhibit 2.1*	Agreement and Plan of Merger, dated as of November 30, 2010, among United Fire & Casualty Company, Red Oak Acquisition Corp. and Mercer Insurance Group, Inc. — incorporated by reference to Exhibit 2.1 to United Fire & Casualty Company’s Current Report on Form 8-K filed on December 1, 2010.

Exhibit 23.1	Consent of KPMG.

Exhibit 99.1*	Press Release, issued by United Fire & Casualty Company and Mercer Insurance Group, Inc. on March 28, 2011.

Exhibit 99.2	Audited financial statements of Mercer Insurance Group, Inc. for the years ended December 31, 2010, 2009 and 2008.

Exhibit 99.3	Pro forma consolidated financial statements for the year ended December 31, 2010 for United Fire & Casualty Company and Mercer Insurance Group, Inc.

*	Previously filed with the Original Filing.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire & Casualty Company (Registrant)

Dated: October 7, 2011	/s/ Randy A. Ramlo Randy A. Ramlo, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of November 30, 2010, among United Fire & Casualty Company, Red Oak Acquisition Corp. and Mercer Insurance Group, Inc. — incorporated by reference to Exhibit 2.1 to United Fire & Casualty Company’s Current Report on Form 8-K filed on December 1, 2010.

23.1	Consent of KPMG.

99.1*	Press Release, issued by United Fire & Casualty Company and Mercer Insurance Group, Inc. on March 28, 2011.

99.2	Audited financial statements of Mercer Insurance Group, Inc. for the years ended December 31, 2010, 2009 and 2008.

99.3	Pro forma consolidated financial statements for the year ended December 31, 2010 for United Fire & Casualty Company and Mercer Insurance Group, Inc.

*	Previously filed with the Original Filing.

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